UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2017

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	Emerging growth company ☐
MGM Growth Properties Operating Partnership LP	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed in connection with the October 5, 2017 consummation of the transactions contemplated by the terms of the master transaction agreement, dated September 5, 2017, among MGM Growth Properties LLC (the “Company”), MGM Resorts International, MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), MGP Lessor, LLC (the “Landlord”), MGM National Harbor, LLC (“MGM National Harbor”) and MGM Lessee, LLC, which provided for, among other things, the assignment of the ground lease and real property improvements related to the MGM National Harbor Resort and Casino located in Prince George’s County, Maryland from MGM National Harbor to the Landlord, a subsidiary of the Company.

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K filed on October 6, 2017 (the “Initial Form 8-K”) amends and supplements the Initial 8-K filed by the Company, and is being filed solely to provide the pro forma financial information required pursuant to Item 9.01(b). Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information. The unaudited pro forma financial information with respect to the Company and the Operating Partnership’s acquisition of the real estate assets associated with MGM National Harbor is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2017	MGM Growth Properties LLC

	By:	/s/ Andy H. Chien
Name: Andy H. Chien
Title: Chief Financial Officer and Treasurer (Principal Financial Officer)

MGM Growth Properties Operating Partnership LP

	By:	/s/ Andy H. Chien
Name: Andy H. Chien
Title: Chief Financial Officer and Treasurer (Principal Financial Officer)